EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO

2001 WARRANT,

AMENDMENT NO. 4 TO

CONTINGENT CONVERTIBLE NOTE PURCHASE AGREEMENT

AND

CANCELLATION OF

NOTE PURCHASE WARRANT

THIS AMENDMENT NO. 1 TO 2001 WARRANT, AMENDMENT NO. 4 TO CONTINGENT CONVERTIBLE NOTE PURCHASE AGREEMENT AND CANCELLATION OF NOTE PURCHASE WARRANT (this “Amendment”) is entered into as of August 26, 2008, by and among Diedrich Coffee, Inc., a Delaware corporation (the “Company”), and Sequoia Enterprises, L.P., a California limited partnership (“Sequoia”), with reference to the following facts:

WHEREAS, on May 8, 2001, the Company issued to Sequoia a warrant (the “2001 Warrant”) to purchase 250,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”);

WHEREAS, the Company and Sequoia are parties to that certain Contingent Convertible Note Purchase Agreement, dated as of May 10, 2004, as amended (the “Note Purchase Agreement”), pursuant to which certain promissory notes in favor of Sequoia are outstanding (the “Notes”) and pursuant to which the Company issued to Sequoia a warrant to purchase 4,219 shares of Common Stock (the “Note Purchase Warrant”);

WHEREAS, concurrently herewith, the Company and Sequoia are entering into a new Loan Agreement (the “Loan Agreement”), and in connection therewith the Company is issuing to Sequoia a warrant to purchase 1,667,000 shares of Common Stock (the “2008 Warrant”);

WHEREAS, in connection with the Loan Agreement and the 2008 Warrant, the Company and Sequoia have agreed to (i) amend the exercise price of the 2001 Warrant, (ii) extend the maturity date of the Note Purchase Agreement and Notes and amend the timing for payment of principal, (iii) remove the conversion feature of the Notes and provide that no further warrants will be issued under the Note Purchase Agreement and (iv) cancel the outstanding Note Purchase Warrant, in each case as further described herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment of Exercise Price of 2001 Warrant. The definition of “Warrant Price” set forth in Section 1.11 of the 2001 Warrant is hereby amended and restated in its entirety as follows:

“1.11 “Warrant Price” means $2.00 per share of Warrant Stock, which takes into account all adjustments pursuant to Section 4 hereof and Section 1.7 of the Registration Rights Agreement due to any applicable event that occurred prior to August 26, 2008, but as may be adjusted pursuant to Section 4 hereof and/or Section 1.7 of the Registration Rights Agreement due to any applicable event occurring after such date.”

2.	Extension of Maturity Date; Timing of Payment of Principal.

(a) The definition of “Change of Control” set forth in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

““Change of Control” shall mean (a) a transaction (or series of transactions) in which a Third Party (other than Heeschen or any entity controlled by Heeschen) becomes the Beneficial Owner, directly or indirectly, of equity representing 25% or more of the voting equity of the Company; (b) a merger, consolidation or other business combination transaction (or series of transactions) involving the Company, the result of which is that a Third Party who, immediately prior to such transaction or transactions is not the Beneficial Owner, directly or indirectly, of more than 25% of the voting equity of the Company, becomes the Beneficial Owner, directly or indirectly, of more than 25% of the voting equity of the Company or the successor entity in such transaction or transactions; or (c) a sale of all or substantially all of the assets of the Company.”

(b) The definition of “Maturity Date” set forth in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows (for the avoidance of doubt, the term “Maturity Date” used in outstanding Notes is hereby amended and restated to reflect the following amended and restated definition):

““Maturity Date” shall mean the earliest of (i) the date of consummation of a Change of Control transaction, (ii) the date Notes are declared due and payable by Lender upon an Event of Default, or (iii) March 31, 2009.”

(c) Section 3.3(a) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a) Until the Maturity Date, the Company will be required to make payments to Lender monthly (each, a “Monthly Payment”) on the first Business Day of each month no later than 1:00 p.m. on such day (each, a “Payment Date”), equal to the sum of:

(i) all accrued interest on the Outstanding Balance of each of the outstanding Notes for the prior month, plus

(ii) a fee equal to 0.0833% of the Availability (the “Commitment Fee”).”

(d) Section 2(c) of the Form of Note attached as Exhibit A to the Note Purchase Agreement and Section 2(c) of all outstanding Notes is hereby amended and restated in its entirety as follows:

“(c) Monthly Payments. No later than 1:00 p.m. on the first business day of each month, the Company will make payments to Lender equal to the sum of: (i) all accrued interest on the Outstanding Balance of this Note for the prior month, plus (ii) any other amount due at such time pursuant to the Agreement.”

3.	Removal of Conversion Feature of Notes; No Further Warrant Issuances.

(a) The word “convertible” is hereby deleted from the first recital of the Note Purchase Agreement. The second and third recitals of the Note Purchase Agreement are hereby deleted in their entirety.

(b) The definition of “Restricted Stock” set forth in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety. The definition of “Securities” set forth in Section 1.1 of the Note Purchase Agreement is hereby amended and restated as follows: ““Securities” shall mean the Notes.”

(c) Section 2.2 of the Note Purchase Agreement (Issuance of Warrants) is hereby deleted in its entirety.

(d) Article 4 of the Note Purchase Agreement (Contingent Conversion; Issuance of Shares) is hereby deleted in its entirety and replaced with the following placeholder: “4. [Intentionally Omitted.]”

(e) The Table of Contents of the Note Purchase Agreement is hereby updated mutatis mutandis to reflect the foregoing amendments.

(f) The restrictive legend on the Form of Note attached as Exhibit A to the Note Purchase Agreement and the restrictive legend on all outstanding Notes is hereby amended and restated in its entirety as follows:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS LEGAL COUNSEL STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(g) The word “CONVERTIBLE” is hereby deleted from the title of the Form of Note attached as Exhibit A to the Note Purchase Agreement and from the title of all outstanding Notes.

(h) Section 7 of the Form of Note attached as Exhibit A to the Note Purchase Agreement and Section 7 of all outstanding Notes (Conversion of Note for Common Stock) is hereby deleted in its entirety and replaced with the following placeholder: “7. [Intentionally Omitted.]”

(i) Section 8 of the Form of Note attached as Exhibit A to the Note Purchase Agreement and Section 8 of all outstanding Notes (Issuance of Warrants) is hereby deleted in its entirety and replaced with the following placeholder: “8. [Intentionally Omitted.]”

(j) The word “CONVERTIBLE” is hereby deleted from the schedule to the Form of Note attached as Exhibit A to the Note Purchase Agreement and from the schedules to all outstanding Notes.

(k) The Form of Warrant attached as Exhibit B to the Note Purchase Agreement is hereby deleted in its entirety.

4.	Cancellation of Note Purchase Warrant. The Note Purchase Warrant is hereby canceled in its entirety, as if the same shall never have been issued.

5.	No Further Amendments. Except as expressly amended pursuant to Sections 1 through 4 hereof, the remaining terms of the 2001 Warrant, the Note Purchase Agreement and the Notes shall remain in full force and effect in accordance with their terms, notwithstanding the execution and delivery of this Amendment.

6.	Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, regardless of the laws or rules that might otherwise govern under applicable principles of conflicts of laws thereof.

7.	Counterparts. This Agreement may be executed by facsimile in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

COMPANY:

DIEDRICH COFFEE, INC.

By:	/s/ J. Russell Phillips
Name:	J. Russell Phillips
Title:	Chief Executive Officer

By:	/s/ Sean M. McCarthy
Name:	Sean M. McCarthy
Title:	Chief Financial Officer

SEQUOIA:

SEQUOIA ENTERPRISES, L.P.

By:	/s/ Paul Heeschen
Name:	Paul Heeschen
Title:	General Partner

SIGNATURE PAGE

TO

AMENDMENT